USQ Core Real Estate Fund	Schedule of Investments
	December 31, 2020 (Unaudited)

Description	Shares	Fair Value
Real Estate Investments - 77.9%
Private Equity Real Estate Funds - 77.9%* (1)
AEW Core Property Trust (U.S.), Inc.	1,245	$1,258,202
American Core Realty Fund, LP	13	1,601,890
ASB Allegiance Real Estate Fund, LP	1,257	1,874,466
Barings Core Property Fund, LP	16,548	2,166,587
BGO Daily Value Fund - Class F	50,498	575,598
BGO Diversified U.S. Property Fund	752	1,696,422
BlackRock U.S. Core Property Fund, LP (2)	–	1,193,474
CBRE U.S. Core Partners, LP	3,544,985	5,108,850
Clarion Lion Properties Fund, LP	4,042	6,172,281
GWL USPF, LP (3)	–	2,210,717
Madison Core Property Fund, LP	1,093	2,314,701
MetLife Core Property Fund, LP	1,178	1,646,833
PRISA, LP	1,973	3,510,749
RREEF America REIT II, Inc.	10,218	1,277,423
Smart Markets Fund, LP	2,470	3,858,690
TA Realty Core Property Fund, LP	1,772	2,055,169
U.S. Real Estate Investment Fund, LLC	1,885	2,318,852
U.S. Real Property Income Fund, LP (4)	–	2,298,227
UBS Trumbull Property Fund, LP	142	1,391,533
Total Real Estate Investments (Cost $41,910,438)		44,530,664

Short-Term Investments - 16.4%
Money Market Fund - 16.4%
Invesco Government & Agency - Institutional Shares, 0.03% (5)	9,360,512	9,360,512
Total Short-Term Investments (Cost $9,360,512)

Total Investments - 94.3% (Cost $51,270,950)		$53,891,176
Other Assets Less Liabilities - 5.7%		3,235,755
Net Assets - 100.0%		$57,126,931

Percentages are stated as a percent of net assets.
LP - Limited Partnership
REIT - Real Estate Investment Trust
LLC - Limited Liability Company

(1)	Securities considered illiquid. As of December 31, 2020, the value of these investments was $44,530,664 or 77.9% of the Funds' net assets.
(2)	Partnership is not designated in units. The Fund owns approximately 0.05% at December 31, 2020.
(3)	Partnership is not designated in units. The Fund owns approximately 0.24% at December 31, 2020.
(4)	Partnership is not designated in units. The Fund owns approximately 0.13% at December 31, 2020.
(5)	Rate reflects seven-day effective yield on December 31, 2020.

USQ Core Real Estate Fund	Schedule of Investments
December 31, 2020 (Unaudited)

*	Additional Information on Investments in Private Investment Funds:
Fair Value	Security	Redemption Frequency**	Redemption Notice (Days)		Commitments as of December 31, 2020
$1,258,202	AEW Core Property Trust (U.S.), Inc.	Quarterly	45		$0
1,601,890	American Core Realty Fund, LP	Quarterly	10		1,250,000
1,874,466	ASB Allegiance Real Estate Fund, LP	Quarterly	30		950,000
2,166,587	Barings Core Property Fund, LP	Quarterly	30		650,000
575,598	BGO Daily Value Fund - Class F	Daily	N/A	***	0
1,696,422	BGO Diversified U.S. Property Fund	Quarterly	45		0
1,193,474	BlackRock U.S. Core Property Fund, LP	Quarterly	60		1,625,000
5,108,850	CBRE U.S. Core Partners, LP	Quarterly	60		1,000,000
6,172,281	Clarion Lion Properties Fund, LP	Quarterly	90		0
2,210,717	GWL USPF, LP	Quarterly	90		750,000
2,314,701	Madison Core Property Fund LP	Quarterly	90		2,500,000
1,646,833	MetLife Core Property Fund, LP	Quarterly	60		0
3,510,749	PRISA, LP	Quarterly	90		0
1,277,423	RREEF America REIT II, Inc.	Quarterly	45		0
3,858,690	Smart Markets Fund, LP	Quarterly	45		0
2,055,169	TA Realty Core Property Fund, LP	Quarterly	45		750,000
2,318,852	U.S. Real Estate Investment Fund, LLC	Quarterly	45		650,000
2,298,227	U.S. Real Property Income Fund, LP	Quarterly	90		0
1,391,533	UBS Trumbull Property Fund, LP	Quarterly	60		0

**
While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested. Each of the following Private Investment Funds can suspend redemptions if the general partner or its respective Board deems it in the best interest of its shareholders. As a result of the COVID-19 pandemic, most of the Private Investment Funds have experienced an increase in redemption requests as investors seek to raise cash and rebalance their portfolios. Some funds have temporarily suspended their redemption payout while most will only be able to pay out a pro-rata portion of current redemption requests over the next few quarters.

***	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include:  interests in which the Adviser has the ability to redeem its investment at net asset value (“NAV”) on the measurement date quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. A Level 3 input includes an interest in which the Adviser does not have the ability to redeem its investment at NAV as of the measurement date (i.e. private real estate investments funds).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds(a)	$-	$-	$-	$44,530,664
Short Term Investments	9,360,512	-	-	9,360,512
Total	$9,360,512	$-	$-	$53,891,176
(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.